EXHIBIT 99.2

First Quarter Fiscal 2011 Earnings
Conference Call
May 3, 2011

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels and timing of newbuilding and scrapping, prospects for certain strategic alliances and investments, forecasted newbuilding delivery schedule for 2011 through 2013, projected scheduled drydock and off hire days for the three remaining fiscal quarters of 2011, projected locked-in charter revenue and locked-in time charter days for the remaining nine months of 2011 and 2012 through 2015 and thereafter, forecasted 2011 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, interest expense, and levels of equity income and capital expenditures, the profitability in 2011 of certain business units and the Company’s two
FSOs, ability to meet refinancing obligations in 2011 and 2012, prospects of OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2010 on Form 10-K and those risks discussed in the other reports
OSG files with the Securities and Exchange Commission.
Forward-Looking Statements

■ First quarter results reflected continued weakness in our international markets
 • TCE revenues were $207M, down 10% from $230M in 1Q2010 but up 13% from $183M in
 4Q2010
 • Reported net loss of $34.6M or $1.15 per diluted share
■ TCE revenues depressed by weak spot rates, higher fuel prices and increased spot exposure
 • In our key international tanker classes, spot rates remained under pressure in Q1
 • Expirations of both VLCC FFA cover and MR time charters have increased spot exposure compared with 1Q2010
 • Crude markets impacted by excess tonnage, higher fuel prices, increased Chinese liftings of Middle East vs. West African crude, inventory drawdowns
 • TCE rate earned by spot VLCCs down 52% vs 1Q2010 but up 42% vs 4Q2010
 • In MRs, Q1 spot TCE of $12,900/day was down 15% vs 1Q2010 but up 6% vs 4Q2010
 - Significant strengthening continues into Q2 - Q2 average spot TCE expected to exceed $18K/day
 • Q2 TCEs booked generally higher than those achieved in Q1
■ U.S. Flag revenue contribution increased 50% vs 1Q2010 due to new deliveries on higher-rate time charters and increased lightering volumes
Financial Highlights

- Expansion of Suezmax International - 4 new short-term time charters-in will grow fleet to 10 vessels by early 4Q2011

Crude Oil

Products

U.S. Flag

OSG

Continued execution on our fleet expansion and
renewal program
■ Crude - continued development of commercial platforms
 • FSOs are performing well and delivering the positive results we have projected for them
 • Newbuild fleet - 2 VLCCs in 2011; 2 Aframaxes in 2013
■ Products - continued averaging down on capital and
 charter-in costs
 • Two time-chartered MRs delivered in Q1 - Atlantic Grace and
 Atlantic Star
 • Newbuild fleet - 2 LR1s, 2 MRs (all in 2011)
■ U.S. Flag - fleet modernization now complete
 • Overseas Chinook now converted to shuttle tanker and
 performing spot voyage to position for delivery under 4-year time charter to Petrobras - expected on May 7th
 • OSG 351 delivered on April 1st and now in service with term contract cover in place (through 2020)
 • Overseas Tampa delivered on April 28th - in spot market
 • Last two single hull vessel vessels sold - U.S. fleet now
 100% double hull
 • Solidified leadership position as operator of largest, most modern fleet in Jones Act market - well-positioned for the
 long term

$160
$140
$120
$100
$80
$60
$40
$20
$0
$144
$123
$100
$95
2008
2009
2010
2011
Budget

$10,000
$9,000
$8,000
$7,000
$9,288
$9,129
$8,921
$8,981
2008
2009
2010
2011
Budget

OSG

Disciplined Expense Management
■ We have continued to identify and capture
 G&A cost savings
 • Savings are permanent
 • 1Q2011 - on budget for target full-year G&A
 expense of $95 million
 • Continued cost discipline in 2011 and
 beyond
■ OSG reduced daily vessel operating
 expense from 2008 to 2010 on
 international flag vessels while improving
 operational performance
 • We expect to hold 2011 daily Opex below
 2008 levels
 • 1Q2011 Opex in line with budget
 • Safety, Environmental Protection and
 Quality metrics improved over this period
Operating Expense per Day 1
International Fleet
G&A Expenses
(~34%)
($ in millions)
1 Does not reflect offsetting impact of payments received on two U.S. Flag vessels trading internationally and one Canadian flag vessel.

2011 Outlook - Crude & Products
■ Crude - We expect 2H2011 to be stronger than 1H2011
 • Sector is supply-challenged - fleet growth to exceed demand growth in 2011
 • However, demand picture is encouraging
 - Oil demand growth is to be met by increased OPEC Middle East production
 - Shut-in of Libyan crude exports to result in longer haul movements into Europe
 - Japan - substitution of oil for nuclear power to generate additional demand in 2H2011
 - Slow steaming is growing in acceptance - benefits are significant
 - Many wildcards - most are positive
■ Products - We believe that a long-term cyclical recovery has begun
 • Spot rates remain firm at highest levels since 1Q2009
 • Volatility will accompany the upturn
 • Vessel supply bubble is behind us - forward fleet growth is restrained
 • Ton-mile growth in the MR sector expected to exceed supply growth in 2011 and 2012, setting the stage for a multi-year recovery
 • Diesel demand increasing at faster pace than overall oil demand
 • Ton-mile growth expected to continue from longer-haul trading patterns
 - Increased diesel exports from U.S. to Europe and LatAm, India to Europe

2011 Outlook - U.S. Flag
■ Strong foundation provided by fixed contract coverage - 65% of revenue days fixed in 2011, 52% in 2012 - with spot fleet providing leverage to anticipated upside
■ Current weakness in Jones Act spot rates is seasonal, exacerbated by refinery maintenance - throughput and demand expected to be restored in late Q2 and Q3
■ Jones Act fleet expected to decline further
 • 7 newbuilds delivering through 2015 will be offset by mandated/expected retirements
■ Refinery expansion in the Mid-continent and Gulf Coast to result in more product available on Gulf Coast
 • Pipeline capacity to Northeast is limited - some will be exported (diesel to Europe)
 • Balance will displace imports and generate coastwise movements
 • Gasoline exports to Mexico have increased
■ Lighterings into Delaware City refinery have begun
 • Startup later in May will add to recent increases in other contract volumes
 • Fleet renewal has increased efficiency, particularly on fuel cost

Through consistent execution of our strategy during this downturn, OSG has improved its competitive position and thereby enhanced its ability to:
 – outperform in any market and
 – deliver material improvement in financial performance in 2011 and beyond
1 Includes all expenses, including allocated G&A.
In Summary
■ We have further enhanced our commercial platforms
 • Pools are the cornerstone of our international fleet’s commercial strategy
 • We have added pool partners and vessels across our pools
 • Renewal of important contracts in our pools and in both International and U.S. Flag lightering
 • The International Flag Product Tanker business we have built over the last 6 years should deliver a materially better contribution in 2011
■ We have continued to modernize and optimize our fleet
 • Challenging shipyard projects are completed - attractive contract cover in place on FSOs, lightering ATBs and U.S. Flag shuttle tankers
 • Recent fleet transactions have reduced average capital cost / charter-in cost
■ We have reduced costs at sea and ashore and are pursuing further savings
 • Further savings expected in G&A expense in 2011 - on track for 2011 target of $95M
 • Holding the line on vessel expenses in 2011 - on track for 2011 target
■ We have secured the turnaround in our U.S. Flag unit
 • Positive contribution expected in 2011 compared with a $35M 1 operating loss in 2010
■ We have maintained financial flexibility through the downturn and will outlast it
■ We have maintained discipline in pursuing investment opportunities page *
Financial Review
Myles Itkin, CFO

(In thousands, except EPS and days)	1Q2011	1Q2010
Shipping Revenues	**$263,668**	**$269,754**
Voyage expenses	57,106	39,893
TCE Revenues	**206,562**	**229,861**
Vessel expenses	69,409	64,074
Charter hire expenses	95,350	90,614
Depreciation and amortization	42,308	41,926
General and administrative	24,468	26,829
Shipyard contract termination recoveries	-	(231)
Loss on disposal of vessels, including impairments in 2010	868	2,256
	232,403	225,468
(Loss) / income from vessel operations	(25,841)	4,393
Equity in income / (loss) of affiliated companies	5,642	(2,298)
Operating (Loss) / income	**(20,199)**	**2,095**
Other income / (expense)	1,824	(146)
Interest expense	(17,739)	(12,294)
Income tax benefit	1,556	992
Net Loss	**($34,558)**	**($9,353)**
Diluted EPS	**($1.15)**	**($0.34)**
Diluted shares outstanding	30,211	27,760
EBITDA	**$23,933**	**$43,875**
Diluted EPS	($1.15)	($0.34)
Special Items	$0.00	$0.25
Adjusted Diluted EPS	**($1.15)**	**($0.09)**
Operating Days	9,982	9,515
Revenue Days	9,592	8,773

OSG

Reflects increase in spot market exposure [from 64% of
TCE revenues in 1Q2010 to 69% in 1Q2011] due to
expiry of time charter/FFA cover, lower spot rates and
higher bunker costs [$10.9M higher quarter-over-quarter]
Both FSOs fully employed for quarter and earned service
level bonuses. OSG’s share of FSO JV income was
$3.7M compared with a loss of $4.2M in 2010. LNG -
$1.5M; ATC - $0.5M
Reflects higher interest expense associated with March
2010 issuance of $300M 8-1/8% Senior Notes due 2018
Reflects 302 more charter-in days during 1Q2011,
primarily in MRs and U.S. Flag Product Carriers
Reflects $0.9M reduction in compensation costs; $1.6M
reduction in legal fees and consulting fees. 1Q2011 is
higher than expected run rate due to costs related to
payment of cash incentive bonuses
Reflects costs associated with growth in U.S. Flag
operating fleet and return to service of Overseas Puget
Sound and OSG 209 from layup. Average daily vessel
expenses remain flat to down
Financial Review - Income Statement

(In thousands)	As of Mar. 31, 2011	As of Dec. 31, 2010
ASSETS		
Cash and cash equivalents	$257,681	$253,649
Short term investments [1]	20,047	20,047
Voyage receivables	170,576	160,993
Other receivables	59,827	99,611
Inventories, prepaid expenses and other current assets	74,687	60,577
Total Current Assets	582,818	594,877
Vessels and other property, less accum. depr.	3,218,736	3,195,383
Vessels held for sale	-	3,305
Deferred drydock expenditures, net	43,109	46,827
Total vessels, deferred drydock and other property	3,261,845	3,245,515
Investments in affiliated companies	277,185	265,096
Intangible assets, less accumulated amortization	81,842	83,137
Goodwill	9,589	9,589
Other assets	53,563	42,889
Total Assets	$4,266,842	$4,241,103
LIABILITIES AND EQUITY		
Total current liabilities	$177,970	$173,785
Long-term debt	2,010,130	1,941,583
Deferred gain on sale and leaseback of vessels	31,297	40,876
Deferred federal income taxes and other liabilities	273,961	274,716
Total Liabilities	2,493,358	2,430,960
Total Equity	1,773,484	1,810,143
Total Liabilities and Equity	$4,266,842	$4,241,103

OSG

Reflects $85M drawn under revolving credit facility and
CEXIM facility, offset by $64M in expenditures for
vessels and $13.5M in dividends paid to shareholders
Overseas New Orleans delivered to buyers during
1Q2011
Decrease reflects $41M tax refund received in January
2011
1 Short term investments consists of time deposits with maturities greater than 3 months
Includes CIP of $738M for 9 vessels and two tugs
Financial Review - Balance Sheet

($ in millions)	3/31/11 Outstanding	4/1 to 12/31 2011	2012	2013
Secured Term Debt	**$716**	$35	$54	$54
Unsecured Debt				
Public Bonds	**519**	-	-	73
Revolving Credit Facility	**830**	-	-	-
Unsecured Debt	**1,349**	-	-	73
TOTAL DEBT	**$2,065**	$35	$54	$127
				assumes revolver refinancing
Capital Commitments				
Construction Payments	**$177**	$107	$34	$37

OSG

Covenants on $1.8B facility 2
Covenant 1Q2011 Capacity
Maximum Leverage 3 < 60%	44%	$1.9B add’l debt
Minimum Net Worth 4 ≥ $1.2B	$2.5B	$1.3B in losses
Minimum Unencumbered Assets 5 ≥ 150%	234%	$0.8B new secured debt on $1.1B of vessels
1 Liquidity consists of Cash & Cash Equivalents, Short Term Investments and committed availability under bank facilities (reflects $150M reduction in revolving credit facility effective in February 2011). 2 Preliminary figures. 3 Funded indebtedness to total capitalization. 4
Tangible net worth. 5 Unencumbered tangible assets to unsecured debt; capacity assumes 70% advance ratio.
Debt Repayment and Capital Commitments
Conservative financial policy enhances financial flexibility
■ Strong liquidity and balance
 sheet profile
 • $1.1B in liquidity 1
 • Long term debt to capital = 49.4%
 • Manageable debt and refinancing
 obligations over next two years
 • Future construction commitments of
 $177M are fully funded
 • Ample room within covenants
■ Large unsecured asset base
 • 70% of Vessel NBV is unsecured
■ We will continue to build upon
 this important competitive
 advantage

2011 Guidance
■ Estimated vessel expenses  $295M to $310M
■ Time and bareboat charter hire expenses $380M to $395M
■ Depreciation and amortization $185M to $195M
■ G&A $95M to $100M
■ Equity income of affiliated companies $20M to $25M
■ Interest expense $90M to $100M
  updated from $95M to $110M due to later assumed closing dates for additional facilities and changes to the unsecured revolver
■ Capital expenditures
 – Drydock costs  $43M for full year
   (Q2 $15M, Q3 $12M and Q4 $13M on 25 vessels)
 – Newbuild progress payments, vessel   $188M for full year
  improvements and capitalized interest (Q2 $71M, Q3 $19M and Q4 $35M)

page *
Appendix

(In thousands, except per share amounts)

	Three Months Ended			
	Mar. 31, 2011		Mar. 31, 2010	
	$	$ Per Share	$	$ Per Share
Gain/(Loss) on sale of securities and other investments	$431	$0.01	($331)	($0.01)
Loss on sale of vessels, net of impairments	($868)	(0.03)	(2,256) [1]	(0.08)
Shipyard contract termination recoveries	-	-	231	0.01
Mark-to-market loss on FSO Africa interest rate swaps	(65)	(0.00)	(4,548)	(0.16)
Unrealized gains on derivative activity	688	0.02	54	0.00
Total	**$187**	**$0.00**	**($6,850)**	**($0.25)**
Reported Net Loss / EPS	($34,558)	($1.15)	($9,353)	($0.34)
Adjusted Net Loss / EPS	**($34,744)**	**($1.15)**	**($2,503)**	**($0.09)**
Diluted shares outstanding		30,211		27,760

OSG

Special Items Affecting Net Loss
Set forth below are significant items of income and expense that affected the Company’s results for the three months ended March 31, 2011 and
2010, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results.
1 Impairment charges on two U.S. Flag vessels, net of asset sales
Reconciling Items

($ in thousands)	Three Months Ended Mar. 31, 2011	2010
Time charter equivalent revenues	$206,562	$229,861
Add: Voyage expenses	57,106	39,893
Shipping Revenues	$263,668	$269,754

($ in thousands)	Three Months Ended Mar. 31, 2011	2010
Net Loss	($34,558)	($9,353)
Income tax benefit	(1,556)	(992)
Interest expense	17,739	12,294
Depreciation and amortization	42,308	41,926
EBITDA	$23,933	$43,875

OSG

EBITDA
EBITDA represents operating earnings before interest expense and income taxes, plus other income/(expense) and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
TCE Revenues
Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.
Reconciling Items (cont’d)

	Owned	Chartered-in	Total	Newbuild	Total
VLCC	9	6	15	2	17
FSO	2	-	2	-	2
Suezmax	-	2	2	-	2
Aframax	6	4	10	2	12
Panamax	9	-	9	-	9
Lightering	2	4	6	-	6
Total Crude	28	16	44	4	48
LR1	2	2	4	2	6
MR *	15	19	34	3	37
Total Products	17	21	38	5	43
Product Carrier	2	10	12	-	12
Clean ATB	7	-	7	-	7
Lightering ATB	4	-	4	-	4
Total U.S. Flag	13	10	23	-	23
Total Gas	4	-	4	-	4
TOTAL	62	47	109	9	118
* Products MR operating fleet Includes 2 owned U.S. Flag MRs that trade internationally and a car carrier; Products MR newbuild fleet includes a chemical tanker.
Fleet Composition - As of April 29, 2011

Actual	Estimate		
	1Q2011	2Q2011	3Q2011	4Q2011
Crude				
VLCC (including ULCC)	25	59	57	81
Suezmax	29	3	2	2
Aframax (incl. Lightering)	2	8	34	25
Panamax	-	5	5	29
Refined Petroleum Products				
LR1	17	18	66	12
MR [1]	47	124	31	78
U.S. Flag				
Product Carrier	90 [2]	11	30	11
ATB	20	84	178	100
Other	-	1	-	1
TOTAL	**230**	**313**	**403**	**339**
Layup days -- U.S. Flag (excluded from above)	**196** [3]	**91**	**92**	**92**

OSG

Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled or known maintenance and repairs. The table below sets forth actual days off hire for the first quarter of 2011 and anticipated days off hire for the above-
mentioned events by vessel class for the second, third and fourth quarters in 2011.
1 Includes one time chartered-in vessel that was off-hire for purposes of TCE revenue and charter hire expense until April termination of charter-in commitment. 2 Includes conversion of Overseas Chinook to shuttle tanker. 3 Includes layup days on vessels sold in 1Q2011.
Off Hire Schedule

Crude	Products	U.S. Flag	Gas	Total OSG
Base charter hire	$49,223	$29,501	$18,602	$2,025	**$99,351**
Profit share	(984)	179	-	-	**(805)**
Amortization of deferred gain	(8,786)	(793)	-	-	**(9,579)**
Other	-	-	2,570	-	**2,570**
Spot Charter Lightering	3,813	-	-	-	**3,813**
Charter hire expense	$43,266	$28,887	$21,172	$2,025	**$95,350**

	VLCC	Suezmax	Aframax	Lightering	Total Crude
Base charter hire	$21,504	$8,373	$12,154	$7,192	**$49,223**
Profit share	-	76	-	(1,060)	**(984)**
Amortization of deferred gain	(6,615)	-	(2,171)	-	**(8,786)**
Other	-	-	-	-	**-**
Spot Charter Lightering	-	-	-	3,813	**3,813**
Charter hire expense	$14,889	$8,449	$9,983	$9,945	**$43,266**

OSG

For the Quarter Ended March 31, 2011
($ in thousands)
Note: Vessels chartered-in for less than one year are not on the Company’s fleet list.
Charter Hire Expense by Segment

Time Charter	Pool Charters	Total
2011 (4/1 to 12/31)	$188,398	$5,832	$194,230
2012	174,929	-	174,929
2013	123,789	-	123,789
2014	75,693	-	75,693
2015 and thereafter	15,650	-	15,650
Total	$578,459	$5,832	$584,292
% of Total	99%	1%	100%

	U.S.	Product	Crude	Other	Total
2011 (4/1 to 12/31)	$161,308	$6,156	$15,021	$5,913	$188,398
2012	164,342	5,069	272	5,246	174,929
2013	118,460	5,329	-	-	123,789
2014	75,015	679	-		75,693
2015 and thereafter	15,650	-	-		15,650
Total	$534,776	$17,232	$15,293	$11,159	$578,459
% of Total	92%	3%	3%	2%	100%

	U.S.	Product	Crude	Other	Total
2011 (4/1 to 12/31)	3,048	433	811	275	4,567
2012	2,989	366	17	244	3,616
2013	2,073	365	-	-	2,438
2014	1,213	46	-	-	1,259
2015 and thereafter	212	-	-	-	212
Total	9,535	1,210	828	519	12,092
% of Total	79%	10%	7%	4%	100%

OSG

Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
($ in 000)
Locked-in
Charter Revenue
($ in 000)
Note: Locked-in time charter days for 2011 are as of 3/31/11 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release.
Future Revenue $/Days by Segment - As of 3/31/11

page *
www.osg.com